Dear Shareholder,

The Polynous Growth Fund's latest fiscal year (ended July 31, 2001) resulted in attractive performance for its shareholders during a very difficult period for the overall stock market. Please refer to Management Discussion of Fund performance for comparative performance information and a commentary on the Fund's performance, as this Shareholder Letter will contain more general commentary on overall economic and stock market conditions.

The challenges in the overall stock market during the Fund's latest fiscal year resulted from a "perfect storm" sequence of events that appeared to be anticipated by few market participants. To begin, economic prosperity, as the U.S. was in the 10th year of the longest economic expansion ever recorded in U.S. economic history, appeared to be unquestioned. The long period of prosperity had also created an ideal operating environment for many companies as such companies could continually report better than expected operating results. Coinciding with such ideal conditions was also an unprecedented boom in technology-oriented investment due to continual innovations from the technology sector in general and the emergence of widespread Internet usage.

Such an apparently positive and exciting environment, along with low interest rates and low inflation, had also created a stock market environment where both company operating risk was perceived as minimal and stock valuation risk was perceived as irrelevant. The resulting enthusiasm had created a "bubble" of overall stock market valuations roughly double historical norms for the stock market as a whole and anywhere from five-times to infinite-times historical norms for emerging growth stocks within the overall market.

As we all know, the initial bursting of the stock market bubble began in March of 2000 when the emerging growth and technology sectors within the market began what appeared to be a somewhat overdue "correction." Economic conditions, however, were still very positive and so there were few concerns about a correction being of any significance. In fact, the robust economic conditions caused the U.S. Federal Reserve Board of Governors to continue raising interest rates until June 2000 in an effort to modulate economic activity and to prevent the stock market bubble from spilling over into the real economy and causing increased inflation.

Interest rate increases, however, began to cut off the source of oxygen for some of the more speculative industries within the emerging growth sector of the economy. Most affected were many emerging telecommunications service providers whose business plans were based on serving ever growing levels of Internet-oriented data and voice traffic. Many of these companies unfortunately were financed by debt, however, and the increasing interest rates both increased such companies fixed costs and tightened the overall availability of credit to fund future growth.

Another unappreciated factor during the previous very robust economic environment was that delivery times for many types of capital equipment, and high technology content capital equipment in particular, had stretched a very great length. Most companies in the United States had used the long period of prosperity to continually fine tune their operations to run as leanly as possible and so, in a "bubble" period of increased demand, there was very little excess manufacturing capacity in place. Most companies selling the goods in excess demand also behaved like good capitalists by charging premium prices which enabled such companies to continually report positive earnings surprises. Widespread positive earnings surprises further fanned the flames of stock market excitement as the emerging growth sector of the market was continually advancing. The high valuations of emerging growth stocks also caused an unprecedented boom in venture capital investment in new companies, which then further increased the demand for technology oriented equipment as the new companies began growing their operations.

Largely unnoticed during all this excitement were that "milestones" for judging the success of both publicly traded and private emerging growth companies had become more and more removed from both reality and traditional milestones such as profitability growth. The overall valuation levels for stocks in such a "bubble" environment were so far above historical norms that many investors rationalized that such norms were obsolete and that other milestones such as "subscriber growth" or "customer count" were actually more important for evaluating the future prospects of a business. Such artificial milestones actually exacerbated the excess demand in such a bubble environment, however, as companies tried to grow as rapidly as possible without any regard for whether such growth would ever produce any profits.

Such undisciplined growth hid the economical hollowness of the later stages of the apparent bubble that enabled prosperity during 2000. Essentially, since profitability was not currently important, but rapid expansion at any cost was considered important, many emerging growth companies also issued unrealistically large orders for capital goods. In a perverse way, such orders made sense in a supply constrained environment with long delivery times, as such companies hoped to accelerate at least some minimal level of delivered goods to support the artificial milestones by which the companies were being judged.

The end result of such artificially inflated business activities is that, currently, many businesses and investors have no idea as to the actual state of underlying business demand and economic activity. The market correction that started in early 2000 has now gone through a number of different stages corresponding to ever growing recognition of such uncertainty.

The first stage, during the spring of 2000, was that many "new economy" companies operating over the Internet, or communication services companies providing data transmission services, suffered stock declines of 75 to 90 percent. The catalyst behind such initial declines was perceived to be such companies' excessive valuations coupled with their irrational business plans. The market actually stabilized a bit for most of the summer of 2000 as there was some sentiment that the market excesses had already corrected with the implosion of the most speculative areas of the market.

The second stage, however, began in early fall 2000 as a number of "second tier" companies that largely sold products or services to many "new economy" companies began to report that they were not going to achieve earnings expectations for the third quarter of 2000. Even these disappointments were somewhat rationalized, however, as being relatively insignificant, since most of the companies reporting disappointments were considered of lower quality. There was also another rationalization in this environment that business would even get better for the stronger companies as their second tier competitors lost market share.

The third stage of the correction began in late 2000 when there began to be indicators suggesting that the overall economy was beginning to slow. Various mainstream economic statistics such as industrial production and purchasing managers indicators that were released in November and December of 2000 showed startling declines in economic activity. Companies most affected during that period were semiconductor and semiconductor capital equipment companies whose stocks were correcting from what had been still very high valuation levels. Such companies and their prominent customers still claimed that they were not seeing any weakening in business conditions, however, due to the previously described "strong" demand environment that was still artificially inflated.

The fourth stage of the correction began in the first quarter of 2001 when a considerable number of very prominent technology companies unexpectedly announced that current business demand had "run into a wall." Since there had already been slowing in various economic statistics, the slowing demand was mainly attributed to a "short-term economic slowdown." Additional comments from such companies at the time were that it appeared that the first half of 2001 would be affected by a "short-term inventory correction."

The seeds for the fifth stage of the correction were sown during some fairly significant events that occurred during April of 2001. First of all, the United States Federal Reserve Board had a surprise interest rate cut during mid-April that led many investors to believe that further aggressive rate cuts would cure any economic weakness. Most companies that reported first quarter earnings during April also clung to the mantra that there was still nothing more serious occurring than a short-term inventory correction and they expected business conditions to recover in the second half of 2001. Unfortunately, however, such hopes began to be sorely disappointed by June as many companies began reporting that second quarter operating results would also be below expectations and that a second half recovery now looked doubtful. At this point there also began to be more disclosure about the actual extent of available inventories and the current levels of orders still in backlog. Although conditions varied by company, a typical generalization for many high technology companies was that, by the end of 2001's second quarter, all of the their order backlog had either been shipped or had been cancelled and that the companies currently had six-to-nine months of inventory. Such disclosures have since caused significant market declines in the third quarter of 2001.

My current assessment of both the stock market and economic conditions is that both are now finally close to seeing their lows for this cycle. The huge artificially inflated demand for high technology goods and services has at least now been fully disclosed and widely recognized. The actual state of the economy looks a bit murkier, however, but that is usually the case at the bottom of an economic contraction. The stock market historically has begun recovering one-to-two quarters prior to the resumption of economic growth. If economic growth resumes in the first quarter of 2002, the U.S. economy will have had a three quarter contraction - which is fairly severe relative to typical recessionary periods. A first quarter 2002 recovery would also then result in the stock market currently being at the leading edge of starting its next advance three-to-six months before an economic recovery.

Our strategy for such a possible environment is to position the Fund's portfolio in a combination of dominant mid-cap growth companies and rapidly emerging small-cap growth companies. The dominant mid-cap growth companies recently purchased are now at valuations that have not been seen in over five years. The rapidly emerging small-cap growth companies have been inappropriately discounted due to operating problems in many other small-cap growth companies and overall economic uncertainties in general. I will still characterize the current environment, however, as being relatively high in risk, but that is also what has caused many other investors to ignore the future growth prospects of many well-positioned companies.

Although my own company research and economic analysis activities can also result in incorrect conclusions and invalid assumptions, I do believe that my fundamentally-oriented process will allow the Fund's investment activities to be much more supported by reality than the more superficial approaches of many other investors. Such superficial approaches are also a contributing factor to the excesses that occurred in the stock market and the economy during 1999 and 2000. Although current stock market conditions are depressing to most investors, my somewhat irreverent way of viewing the current corrective phase of the market is that the aggressive current sellers of good quality companies at prices that are now 75-to-90 percent lower than the peak prices of early 2000, were probably also the same aggressive buyers that ignorantly propelled the same companies to their previous irrational valuations.

As painful as the 18 month stock market correction has been, it does highlight, the positive aspects of the self-correcting mechanisms that are present in the U.S. free market economy. As opposed to the very controlled and slowly adjusting Japanese economy that is still attempting to stabilize and recover ten years after the end of their economic bubble of the late 1980's, the U.S. economy has already seen a good number of high profile bankruptcies and a very large number of employee layoff announcements. Although painful for affected shareholders, bondholders, and employees, company specific problems are at least being recognized. The NASDAQ stock market index that was most inflated by the bubble has also already corrected by over 60 percent as opposed to the NIKKEI index in Japan, which took over five years to correct by 60 percent. There is also one other silver lining that can be seen amidst all of the gloom, and that is the amazingly entrepreneurial and enterprising nature of the U.S. economy. Although the dot.com and telecommunications related financial markets bubble was unjustified, it was at least originally based on the ever positive reality of continual U.S. technological innovation and open capital markets. Such positive qualities will continue to support the growth of the U.S. economy and causes me to believe that the next economic upturn will be as surprising for its strength as the recent downturn has been for its unpredicted severity.

In closing, thank you for your support of the Polynous Growth Fund and I look forward to continually having the Fund invested in high quality growth companies now that overall market and stock valuations are again attractive for the Fund's disciplined investment process.
As always, if you would ever like a more personal update on the Fund's activities, please feel free to give me a call.

                                  Yours truly,



                                 Kevin L. Wenck
                                    President

The views expressed are those of the author. Views expressed are subject to change based on market and other conditions. This report contains forward-looking statements, and actual results may differ materially from those projected in such statements.

For a prospectus and more information, including charges and expenses, call toll free 1-800-924-3683. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204
Member NASD, SIPC

Management's Discussion of Fund Performance
Returns for the year ended July 31, 2001

                                                       Average
                                                    Annual Return
                                                   Since Inception
Fund/Index                        One Year        (August 12, 1996)

Polynous Growth Fund
(after deduction of sales load)    5.41%              -0.59%
Russell 2000 Index                -1.71%               9.67%
S&P 500 Index                    -14.33%              14.45%


The Fund's positive absolute and relative performance during the period was mainly attributable to the Fund's disciplined investment process and strict valuation-based buy/sell criteria. As has been previously described in the Shareholder Letter section of this report, the stock market overall during the Fund's latest fiscal year had been in a relatively constant state of decline. Stocks that had been most susceptible to such declines had been those with unsustainable business models and those that had been priced at valuations well above historical norms. Although the following explanation may appear overly simplistic, the Fund's investment process that requires both sustainable company business models and conservative valuation levels for portfolio companies enabled the Fund to avoid the losses experienced by various market indexes and the significant losses experienced by many other mutual funds during the Fund's latest fiscal year.

                               Polynous Growth Fund         Russell 2000 Index
                                     $9,709                       $15,817

     08/12/96                        9,577.02                    10,000.00
     08/31/96                        9,848.36                    10,209.60
     09/30/96                        9,752.59                    10,608.55
     10/31/96                        9,720.67                    10,445.06
     11/30/96                       10,103.75                    10,875.41
     12/31/96                       10,161.21                    11,160.43
     01/31/97                       10,377.07                    11,383.50
     02/28/97                       10,233.17                    11,107.48
     03/31/97                        9,793.46                    10,583.36
     04/30/97                        9,833.43                    10,612.85
     05/31/97                       10,672.87                    11,793.52
     06/30/97                       10,888.73                    12,298.97
     07/31/97                       11,472.34                    12,871.26
     08/31/97                       11,552.28                    13,165.79
     09/30/97                       12,535.63                    14,129.43
     10/31/97                       12,327.77                    13,508.73
     11/30/97                       12,303.78                    13,421.32
     12/31/97                       12,014.38                    13,656.28
     01/31/98                       11,952.85                    13,440.73
     02/28/98                       12,998.73                    14,434.61
     03/31/98                       13,939.14                    15,029.87
     04/30/98                       13,903.98                    15,113.06
     05/31/98                       13,394.23                    14,299.12
     06/30/98                       12,330.77                    14,329.19
     07/31/98                       11,293.69                    13,169.17
     08/31/98                        8,911.91                    10,611.94
     09/30/98                        9,078.90                    11,442.49
     10/31/98                        9,263.46                    11,909.19
     11/30/98                       10,089.61                    12,533.11
     12/31/98                       10,537.85                    13,308.63
     01/31/99                       10,282.97                    13,485.51
     02/28/99                        9,553.49                    12,393.24
     03/31/99                        9,258.19                    12,586.73
     04/30/99                        9,813.97                    13,714.61
     05/31/99                       10,367.83                    13,914.95
     06/30/99                       10,494.91                    14,544.16
     07/31/99                       10,342.81                    14,145.12
     08/31/99                        9,578.77                    13,621.58
     09/30/99                        9,061.14                    13,624.56
     10/31/99                        8,051.84                    13,679.74
     11/30/99                        8,262.50                    14,496.58
     12/31/99                        8,592.67                    16,137.59
     01/31/00                        8,444.12                    15,878.42
     02/29/00                        8,209.98                    18,500.51
     03/31/00                        8,871.18                    17,280.76
     04/30/00                        8,950.92                    16,240.86
     05/31/00                        8,305.05                    15,294.32
     06/30/00                        9,168.96                    16,627.59
     07/31/00                        8,818.57                    16,092.65
     08/31/00                        9,850.29                    17,320.49
     09/30/00                        8,713.62                    16,811.41
     10/31/00                        9,027.88                    16,061.00
     11/30/00                        7,939.23                    14,412.31
     12/31/00                        8,606.19                    15,650.07
     01/31/01                        9,938.46                    16,464.83
     02/28/01                        9,563.73                    15,384.54
     03/31/01                        9,426.48                    14,631.98
     04/30/01                       10,063.25                    15,776.64
     05/31/01                       10,235.76                    16,164.44
     06/30/01                        9,938.66                    15,827.86
     07/31/01                        9,708.64                    15,817.37


This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Index on August 12, 1996 (inception of the Fund) and held through July 31, 2001. The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Polynous Growth Fund portfolio. The Index returns do not reflect expenses or sales loads, which have been deducted from the Fund's return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE
AND DOES NOT PREDICT FUTURE RESULTS.

The Polynous Growth Fund
Schedule of Investments - July 31, 2001

Common Stocks - 40.1%                                                            Shares                     Value

Agriculture Production - Crops - 2.0%
Delta & Pine Land Co.                                                             7,700                      $ 151,382
                                                                                                      -----------------

Crude Petroleum & Natural Gas - 7.2%
Key Production Company, Inc. (a)                                                  8,800                        139,920
Meridian Resource Corp. (a)                                                      28,500                        166,440
Spinnaker Exploration Co. (a)                                                     6,000                        241,800
                                                                                                      -----------------
                                                                                                               548,160
                                                                                                      -----------------
Cutlery, Handtools & General Hardware - 2.3%
Lifetime Hoan Corp.                                                              25,200                        171,360
                                                                                                      -----------------

Drilling Oil & Gas Wells - 1.9%
Key Energy Services, Inc. (a)                                                    15,800                        146,940
                                                                                                      -----------------

Hospital & Medical Service Plans - 2.9%
Health Net, Inc. Class A (a)                                                     12,000                        220,200
                                                                                                      -----------------

Miscellaneous - 1.3%
Therimmune Research Corp.                                                        25,000                        100,000
                                                                                                      -----------------

Pharmaceutical Preparations - 2.8%
IVAX Corp. (a)                                                                    6,300                        214,200
                                                                                                      -----------------

Retail - Family Clothing Stores - 7.0%
Buckle, Inc. (a)                                                                  9,500                        180,500
Children's Place Retail Stores, Inc. (a)                                          8,000                        200,400
Stein Mart, Inc. (a)                                                             19,600                        154,840
                                                                                                      -----------------
                                                                                                               535,740
                                                                                                      -----------------
Retail - Jewelry Stores - 1.7%
Friedman's, Inc. - Class A                                                       17,300                        128,885
                                                                                                      -----------------

Services - Business Services - 2.7%
Redback Networks, Inc. (a)                                                       32,500                        208,000
                                                                                                      -----------------

Services - Prepackaged Software - 3.1%
VERITAS Software Corp. (a)                                                        5,600                        237,496
                                                                                                      -----------------

Telephone & Telegraph Apparatus - 5.2%
Corvis Corp. (a)                                                                 48,600                        189,540
ONI Systems Corp. (a)                                                             8,900                        206,035
                                                                                                      -----------------
                                                                                                               395,575
                                                                                                      -----------------
TOTAL COMMON STOCKS (Cost $2,891,183)                                                                      $ 3,057,938

See accompanying notes which are an integral part of the financial statements                         -----------------

The Polynous Growth Fund
Schedule of Investments - July 31, 2001 - Continued
                                                                              Principal
                                                                               Amount                     Value
Money Market Securities - 54.4%
Bank of New York Money Market, 3.10% (b) (Cost $23,968)                          23,968                         23,968
Star Treasury Money Market, 3.07% (b) (Cost $4,127,460)                       4,127,460                      4,127,460
                                                                                                      ----------------
                                                                                                           $ 4,151,428
                                                                                                      -----------------

TOTAL INVESTMENTS - 94.5% (Cost $7,042,611)                                                                  7,209,366
                                                                                                      -----------------
Other assets less liabilities - 5.5%                                                                           421,610
                                                                                                      -----------------
Total Net Assets - 100.0%                                                                                  $ 7,630,976
                                                                                                      =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at July
31, 2001.
See accompanying notes which are an integral part of the financial statements.

The Polynous Growth Fund                                                          July 31, 2001
Statement of Assets & Liabilities

Assets
Investment in securities (cost $7,042,611)                                                  $ 7,209,366
Cash                                                                                            107,413
Interest receivable                                                                              11,909
Receivable for Fund shares sold                                                                   4,385
Receivable for securities sold                                                                  395,982
Receivable from investment advisor
   for reimbursed expenses                                                                       36,049
                                                                                     -------------------
   Total assets                                                                               7,765,104
                                                                                     -------------------

Liabilities
Accrued distribution fee payable                                                                  1,762
Other payables and accrued expenses                                                              73,766
Payable for investments purchased                                                                58,600
                                                                                     -------------------
   Total liabilities                                                                            134,128
                                                                                     -------------------

Net Assets                                                                                  $ 7,630,976
                                                                                     ===================

Net Assets consist of:
Paid in capital                                                                              13,696,861
Accumulated net realized loss on investments                                                 (6,232,640)
Net unrealized appreciation on investments                                                      166,755
                                                                                     -------------------

Net Assets:
Applicable to 753,023 shares; unlimited number of shares of beneficial
interest authorized with no par value                                                       $ 7,630,976
                                                                                     ===================

Net Asset Value
Net Assets
Net asset value per share ($7,630,976/753,023)                                                $ 10.13
Offering price per share ($10.13/0.955)                                                       $ 10.61
Redemption price per share (10.13/.99)                                                        $ 10.03
See accompanying notes which are an integral part of the financial statements.

The Polynous Growth Fund
Statement of Operations for the
  year ended July 31, 2001

Investment Income
Dividend income                                                                                 $ 11,994
Interest income                                                                                  123,284
                                                                                          ---------------
Total Income                                                                                     135,278
                                                                                          ---------------

Expenses
Investment advisory fees                                                                          76,238
Administration fees                                                                               46,649
Transfer agent fees                                                                               59,847
Organization expense                                                                              15,545
Custodian fees                                                                                    10,107
Distribution fee                                                                                  19,008
Fund accounting expense                                                                           22,057
Audit fees                                                                                         8,194
Registration fees                                                                                  7,534
Legal fees                                                                                        48,564
Shareholder reports                                                                                7,182
Trustees' fees                                                                                     3,997
Insurance expense                                                                                  8,457
Miscellaneous expense                                                                              2,872
                                                                                          ---------------
Total expenses before reimbursement                                                              336,251
Reimbursed expenses                                                                             (191,742)
                                                                                          ---------------
Net expenses                                                                                     144,509
                                                                                          ---------------

Net Investment Loss                                                                               (9,231)
                                                                                          ---------------
                                                                                          ---------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                                       511,869
Change in net unrealized appreciation
   on investment securities                                                                      222,891
                                                                                          ---------------
Net realized and unrealized gain on investment securities & options transactions                 734,760
                                                                                          ---------------

Net increase in net assets resulting from operations                                           $ 725,529
See accompanying notes which are an integral part of the financial statements.            ===============

The Polynous Growth Fund
Statement of Changes in Net Assets

                                                                                      For the                For the
                                                                                    year ended             year ended
                                                                                   July 31, 2001          July 31, 2000
                                                                                --------------------   --------------------
Increase (Decrease) in Net Assets
Operations
   Net investment loss                                                                     $ (9,231)             $ (96,854)
   Net realized gain (loss) on investment securities                                        511,869             (4,279,953)
   Change in net unrealized appreciation                                                    222,891              1,679,421
                                                                                --------------------   --------------------
    Net increase (decrease) in net assets resulting from operations                          725,529             (2,697,386)
                                                                                --------------------   --------------------
Distributions to shareholders
   From investment income                                                                         0                      0
   From net realized gain                                                                         0                      0
                                                                                --------------------   --------------------
   Total distributions                                                                            0                      0
                                                                                --------------------   --------------------
Capital Share Transactions
   Proceeds from shares sold                                                                123,408                110,947
   Reinvestment of distributions                                                                  0                      0
   Amount paid for shares repurchased                                                      (810,746)            (6,522,787)
                                                                                --------------------   --------------------
   Net decrease in net assets resulting
      from capital share transactions                                                      (687,338)            (6,411,840)
                                                                                --------------------   --------------------
    Total increase (decrease) in net assets                                                   38,191             (9,109,226)
                                                                                -------------------------------------------

Net Assets
   Beginning of period                                                                    7,592,785             16,702,011
                                                                                --------------------   --------------------
   End of period                                                                        $ 7,630,976            $ 7,592,785
                                                                                ====================   ====================


Capital Share Transactions
   Shares sold                                                                               12,093                 11,151
   Shares issued in reinvestment of distributions                                                 0                      0
   Shares repurchased                                                                       (84,255)              (733,600)
                                                                                --------------------   --------------------

   Net decrease from capital transactions                                                   (72,162)              (722,449)

See accompanying notes which are an integral part of the financial statements.  ====================   ====================

The Polynous Growth Fund
Financial Highlights

                                                                                                                   For the period
                                              For the           For the           For the           For the        Aug. 12, 1996*
                                             year ended        year ended        year ended        year ended          through
                                           July 31, 2001     July 31, 2000     July 31, 1999     July 31, 1998      July 31, 1997
                                          ---------------   ---------------   ---------------  ----------------   ----------------
Selected Per Share Data
Net asset value, beginning of period               $ 9.20           $ 10.79           $ 12.85           $ 14.35            $ 12.00
                                          ---------------   ---------------   ---------------  ----------------   ----------------
Income from investment operations
   Net investment income (loss)                     (0.01)            (0.12)            (0.18)            (0.21)              0.96
   Net realized and unrealized gain (loss)           0.94             (1.47)            (1.01)             0.07               1.41
                                           ---------------   ---------------   ---------------  ----------------   ----------------
Total from investment operations                     0.93             (1.59)            (1.19)            (0.14)              2.37
                                           ---------------   ---------------   ---------------  ----------------   ----------------
Less distributions
   From net investment income                        0.00              0.00              0.00             (0.88)              0.00
   From net realized gain                            0.00              0.00             (0.87)            (0.48)             (0.02)
                                           ---------------   ---------------   ---------------  ----------------   ----------------
Total distributions                                  0.00              0.00             (0.87)            (1.36)             (0.02)
                                           ---------------   ---------------   ---------------  ----------------   ----------------
Net asset value, end of period                    $ 10.13            $ 9.20           $ 10.79           $ 12.85            $ 14.35
                                           ===============   ===============   ===============  ================   ================

Total Return  (a)                                10.09%            (14.74)%           (8.34)%           (1.33)%           20.53%

Ratios and Supplemental Data
Net assets, end of period (000's)                $7,631            $7,593           $16,702           $27,124            $22,509
Ratio of expenses to average net assets           1.90%             1.90%             1.90%             1.99% (c)          2.00% (b)
Ratio of expenses to average net assets
   before reimbursement                           4.42%             4.09%             2.41%             2.19%              2.73% (b)
Ratio of net investment income to
   average net assets                           (0.12)%           (0.95)%           (1.42)%           (1.02)%             10.17% (b)
Ratio of net investment income to
   average net assets before reimbursement      (2.64)%           (3.14)%           (1.93)%           (1.22)%              9.44% (b)
Portfolio turnover rate                         494.19%           261.88%           102.53%           140.15%            925.07%

* Commencement of investment operations.
(a) Total return calculation does not reflect sales load.
(b) Annualized
(c) Reflects the reduction of the Operating Expense Ratio to 1.90% from 2.00% on June 22, 1998.
See accompanying notes which are an integral part of the financial statements.

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                              Polynous Growth Fund
                          Notes to Financial Statements
                                  July 31, 2001


NOTE 1.  ORGANIZATION

     The Polynous Growth ("the Fund") was organized as a part of AmeriPrime Advi sorsTrust (the "Trust") on February 8, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement & Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. On March 30, 2001, the Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust (the "Predecessor Fund") in a tax-free organization. The investment objective of the Fund is long-term capital appreciation.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's Advisor (the "Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and Distributions - The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an
                              Polynous Growth Fund
                          Notes to Financial Statements
                            July 31, 2001 - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Organization costs are being amortized on a straight-line basis over five years from commencement of operations. At July 31, 2001, the unamortized balance was $0. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Polynous Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor is a California corporation established in May 1996. Kevin L. Wenck is the president, board member, officer, shareholder, and is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor received $76,238 from the Fund for the fiscal year ended July 31, 2001. The Advisor has contractually agreed to reduce some, or all of its management fees to reimburse expenses to keep total annual operating expenses at or below 1.90% through March 31, 2004. For the fiscal year ended July 31, 2001, the Advisor reimbursed expenses of $191,742.

The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average daily net assets up to $50 million, 0.075% of the Fund's average daily net assets from $50 million to $100 million, and 0.050% of the Fund's average daily net assets over $100 million (subject to a minimum fee of $2,500 per month). For the period March 30, 2001 (date of acquisition), through July 31 , 2001, Unified earned fees of $10,000 from the Fund Unified services provided to the Fund.

     The Fund also retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified earned a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900). For the period of March 30, 2001 (date of acquisition) through July 31, 2001, Unified earned fees of $23,769 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the year from March 30, 2001 (date of acquisition) through July 31, 2001, Unified earned fees of $4,500 from the Fund for fund accounting services provided to the Fund. A Trustee and officer's of the Trust are members of management and/or employees of Unified.

     The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 under which the Fund will pay a distribution fee at a rate of .25% per annum of the average daily net assets to reimburse the Fund's Distributor, Polynous Securities, LLC. (the "Distributor"), for expenses in distributing shares and promoting sales of the Fund. For the year ended July 31, 2001, the Fund paid the Distributor $19,008 for distribution costs incurred. Kevin L. Wenck may be deemed to be an affiliate of the Distributor.


                              Polynous Growth Fund
                          Notes to Financial Statements
                            July 31, 2001 - continued


NOTE 4.  INVESTMENTS

     For the fiscal year ended July 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $22,455,596 and $25,305,036, respectively. As of July 31, 2001, the gross unrealized appreciation for all securities totaled $299,355 and the gross unrealized depreciation for all securities totaled $132,600 for a net unrealized appreciation of $166,755. The aggregate cost of securities for federal income tax purposes at July 31, 2001 was $7,042,611.


NOTE 5. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


 NOTE 6. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2001, Delaware Charter Guarantee & Trust beneficially owned in aggregate more than 30% of the fund.


NOTE 7. FEDERAL INCOME TAXES

     At July 31, 2001, the Fund had available for federal tax purposes an unused capital loss carry forward of $5,091,459, of which $2,331,107 expires in 2007 and $2,760,352 expires in 2008. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.


NOTE 8.  CHANGE OF INDEPENDENT ACCOUNTANTS

     At a meeting held on February 21, 2001, the Board of Trustees approved McCurdy & Associates CPA's, Inc. as independent auditor of the Fund. Deloitte & Touche LLP ("Deloitte") resigned as independent auditor of the Predecessor Fund due to the reorganization of the Fund into AmeriPrime Advisor's Trust. In connection with the audit of the year ended July 31, 2000, the Predecessor Fund had no disagreements with Deloitte on any matter of accounting principles or practices,financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Deloitte's satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Further, the audit report of Deloitte on the financial statements of the Predecessor Fund for the year ended July 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Polynous Growth Fund:
(a series of AmeriPrime Advisors Trust)

We have audited the accompanying statement of assets and liabilities of the Polynous Growth Fund, including the schedule of portfolio investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period of August 12, 1996 (commencement of operations) through July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of July 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Polynous Growth Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period of August 12, 1996 (commencement of operations) through July 31, 1997, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
August 17, 2001